Van Kampen Value Municipal Income Trust
                          Item 77(O) 10F-3 Transactions
                         May 1, 2005 - October 31, 2005



Securi  Purch   Size   Offeri  Total   Amount    % of    % of
  ty     ase/    of      ng    Amount    of     Offeri  Funds   Broker  Purcha
Purcha  Trade  Offeri  Price     of    Shares     ng    Total     s       sed
  sed    Date    ng      of   Offerin  Purcha   Purcha  Assets           From
                       Shares    g       sed      sed
                                         By       By
                                        Fund     Fund
Virgin  5/13/    -     $98.47 $448,26  1,660,    0.37%  0.03%   Bear,    Bear
  ia      05                   0,000     000                    Stearn  Stearn
Tobacc                                                           s &       s
   o                                                             Co.
Settle                                                          Inc.,
 ment                                                           Citigr
Financ                                                           oup,
  ing                                                           First
Corpor                                                          Albany
 ation                                                          Capita
                                                                  l
                                                                Inc.,
                                                                Lehman
                                                                Brothe
                                                                 rs,
                                                                 BB&T
                                                                Capita
                                                                  l
                                                                Market
                                                                 s, A
                                                                Divisi
                                                                on of
                                                                Scott
                                                                  &
                                                                String
                                                                fellow
                                                                  ,
                                                                Inc.,
                                                                 M.R.
                                                                Beal &
                                                                Compan
                                                                  y,
                                                                Davenp
                                                                ort &
                                                                Compan
                                                                  y,
                                                                 LLC,
                                                                Morgan
                                                                Keegan
                                                                  &
                                                                Compan
                                                                  y,
                                                                Inc.,
                                                                 UBS
                                                                Financ
                                                                 ial
                                                                Servic
                                                                  es
                                                                Inc.,
                                                                Goldma
                                                                  n,
                                                                Sachs
                                                                & Co.,
                                                                Morgan
                                                                Stanle
                                                                 y &
                                                                 Co.
                                                                Incorp
                                                                orated
                                                                , Legg
                                                                Mason
                                                                 Wood
                                                                Walker
                                                                  ,
                                                                Inc.,
                                                                Wachov
                                                                  ia
                                                                Bank,
                                                                Nation
                                                                  al
                                                                Associ
                                                                ation
                                                                 UBS
                                                                Financ
                                                                 ial
Puerto  6/3/0    -     $103.6 $1,336,  3,000,    0.22%  0.50%   Servic    UBS
 Rico     5              7    333,535    000                      es    Financ
Infras                                                          Inc.,     ial
tructu                                                          Citigr  Servic
  re                                                             oup,     es
Financ                                                          Lehman
  ing                                                           Brothe
Author                                                           rs,
  ity                                                           Samuel
                                                                  A.
                                                                Ramire
                                                                 z &
                                                                 Co.,
                                                                 Banc
                                                                  of
                                                                Americ
                                                                  a
                                                                Securi
                                                                 ties
                                                                 LLC,
                                                                Goldma
                                                                  n,
                                                                Sachs
                                                                & Co.,
                                                                Morgan
                                                                Stanle
                                                                  y,
                                                                Merril
                                                                  l
                                                                Lynch
                                                                & Co.,
                                                                JPMorg
                                                                 an,
                                                                Raymon
                                                                  d
                                                                James
                                                                  &
                                                                Associ
                                                                ates,
                                                                Inc.,
                                                                Wachov
                                                                  ia
                                                                Bank,
                                                                Nation
                                                                  al
                                                                Associ
                                                                ation
                                                                Bear,
                                                                Stearn
Golden  7/28/    -     $102.3 $3,140,  1,000,    0.03%  0.17%    s &     Bear
 State    05             3    563,508    000                     Co.    Stearn
Tobacc                                                          Inc.,      s
   o                                                            Citigr
Securi                                                           oup,
tizati                                                          Goldma
  on                                                              n,
 Corp.                                                          Sachs
                                                                & Co.,
                                                                Sieber
                                                                  t
                                                                Brandf
                                                                 ord
                                                                Shank
                                                                & Co.
                                                                 LLC,
                                                                 A.G.
                                                                Edward
                                                                  s,
                                                                First
                                                                Albany
                                                                Capita
                                                                  l,
                                                                Inc.,
                                                                JPMorg
                                                                  an
                                                                Securi
                                                                 ties
                                                                Inc.,
                                                                Morgan
                                                                Stanle
                                                                  y,
                                                                Alamo
                                                                Capita
                                                                  l,
                                                                Great
                                                                Pacifi
                                                                  c
                                                                Securi
                                                                 ties
                                                                Inc.,
                                                                Lehman
                                                                Brothe
                                                                 rs,
                                                                 M.R.
                                                                Beal &
                                                                Compan
                                                                  y,
                                                                Stone
                                                                  &
                                                                Youngb
                                                                 erg,
                                                                 LLC,
                                                                Wachov
                                                                  ia
                                                                Bank,
                                                                Nation
                                                                  al
                                                                Associ
                                                                ation,
                                                                 E.J.
                                                                De La
                                                                Rosa &
                                                                 Co.,
                                                                Inc.,
                                                                Jackso
                                                                  n
                                                                Securi
                                                                ties,
                                                                Merril
                                                                  l
                                                                Lynch
                                                                & Co.,
                                                                Pragor
                                                                  ,
                                                                Sealy
                                                                  &
                                                                Compan
                                                                  y,
                                                                 LLC,
                                                                 UBS
                                                                Financ
                                                                 ial
                                                                Servic
                                                                  es
                                                                 Inc.
                                                                JPMorg
  The   9/14/    -     $105.4 $800,00  3,000,    0.50%  0.50%    an,    JPMorg
 City     05             5     0,000     000                    Bear,     an
of New                                                          Stearn
 York                                                            s &
Genera                                                           Co.,
   l                                                            Inc.,
Obliga                                                          Citigr
 tion                                                            oup,
 Bonds                                                          Morgan
Series                                                          Stanle
                                                                y, UBS
                                                                Financ
                                                                 ial
                                                                Servic
                                                                  es
                                                                Inc.,
                                                                 M.R.
                                                                Beal &
                                                                Compan
                                                                  y,
                                                                Lehman
                                                                Brothe
                                                                 rs,
                                                                Ramire
                                                                 z &
                                                                 Co.,
                                                                Inc.,
                                                                Advest
                                                                  ,
                                                                Inc./L
                                                                ebenth
                                                                 al,
                                                                 CIBC
                                                                World
                                                                Market
                                                                  s,
                                                                 A.G.
                                                                Edward
                                                                  s,
                                                                 Legg
                                                                Mason
                                                                 Wood
                                                                Walker
                                                                  ,
                                                                Incorp
                                                                orated
                                                                  ,
                                                                Prager
                                                                  ,
                                                                Sealy
                                                                & Co.,
                                                                 LLC,
                                                                First
                                                                Albany
                                                                Capita
                                                                  l
                                                                Inc.,
                                                                 Apex
                                                                Pryor
                                                                Securi
                                                                ties,
                                                                Commer
                                                                  ce
                                                                Capita
                                                                  l
                                                                Market
                                                                  s,
                                                                Inc.,
                                                                Jackso
                                                                  n
                                                                Securi
                                                                ties,
                                                                 Loop
                                                                Capita
                                                                  l
                                                                Market
                                                                s LLC,
                                                                Raymon
                                                                  d
                                                                James
                                                                  &
                                                                Associ
                                                                 ates
                                                                Inc.,
                                                                Goldma
                                                                  n,
                                                                Sachs
                                                                & Co.,
                                                                Merril
                                                                  l
                                                                Lynch
                                                                & Co.
                                                                (Roose
                                                                velt &
                                                                Cross
                                                                Incorp
                                                                rated)
                                                                , Banc
                                                                  of
                                                                Americ
                                                                  a
                                                                Securi
                                                                 ties
                                                                 LLC,
                                                                 RBC
                                                                 Dain
                                                                Rausch
                                                                  er
                                                                Inc.,
                                                                Janney
                                                                Montgo
                                                                 mery
                                                                Scott
                                                                 LLC,
                                                                Popula
                                                                  r
                                                                Securi
                                                                ties,
                                                                Wachov
                                                                  ia
                                                                Bank,
                                                                Nation
                                                                  al
                                                                Associ
                                                                ation